UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2020

ACREAGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-56021

British Columbia, Canada	98-1463868
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

366 MADISON AVENUE, 11TH FLOOR NEW YORK, NEW YORK, 10017, UNITED STATES
(Address of principal executive offices, including zip code)

(646) 600-9181
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Subordinate Voting Shares, no par value	ACRGF	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Acreage Holdings, Inc. (the “Company”) held its 2020 Annual General Meeting of Shareholders (the “Annual Meeting”) on July 23, 2020. On the same date, the independent inspector of elections for the Annual Meeting delivered its final tabulation of voting results for each of the matters submitted to a vote at the Annual Meeting, certifying the voting results set forth below.

The Company’s shareholders approved a resolution to set the number of directors of the Company at five by the votes indicated:

For	Withhold/Abstain	Broker Non-Votes
517,429,152	719,222	18,995,928

The Company’s shareholders elected the following directors for terms expiring at the Company’s 2021 Annual General Meeting of Shareholders by the votes indicated:

Director	For	Withhold/Abstain	Broker Non-Votes
John Boehner	517,360,265	788,108	18,995,928
Douglas Maine	517,933,589	214,785	18,995,928
Brian Mulroney	517,906,605	241,769	18,995,928
Kevin Murphy	517,141,154	1,007,220	18,995,928
William C. Van Faasen	517,651,658	496,716	18,995,928

The Company’s shareholders approved the appointment of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2020 by the votes indicated:

For	Withhold/Abstain	Broker Non-Votes
536,477,221	667,081	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACREAGE HOLDINGS, INC.

Date: July 27, 2020	/s/ Glen Leibowitz
Glen Leibowitz Chief Financial Officer